Exhibit 99.1

AMEX: GSX Third Quarter 2005 Conference Call November 4, 2005

Forward- Looking Statements The SEC has generally permitted oil and gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Certain statements set forth in this presentation relate to management's future plans, objectives and expectations. Such statements are forward looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this presentation, including, without limitation, statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. In addition, forward- looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward- looking statements contained in this presentation are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward- looking statements involve known and unknown risks and uncertainties that may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks described under "Risk Factors" in Part I, Item 1 of the Company's latest Annual Report on Form 10-K filed with the Securities and Exchange Commission. Corporate Headquarters Gasco Energy, Inc. 8 Inverness Drive East, Suite 100 Englewood, CO 80112-5625 www.gascoenergy.com P: 303.483.0044 • F: 303.483.0011 Investor Relations Contact King Grant, Chief Financial Officer P: 303.483.0044 E: kgrant@gascoenergy.com AMEX: GSX

Riverbend Net Production Q101-Q301 Q401 Q102 Q202 Q302 Q402 Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 East 0 17.5 9.8 8.7 28 20 38.2 108 66 59 136 130 138.2 127 147.1 300.2 489.2 MMcfe 489 MMcfe Q305 Production: 63% increase over Q205 254% increase over Q304

Total Revenues Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 o&g sales 158.8 499.4 277 328.2 751.4 777.1 817.2 778.2 791.5 1871.8 3960.4 Gathering 143.3 133.7 322.1 471.4 Interest 3.2 2.5 3.4 2.8 15.2 33.1 43 233.7 360 354.9 264.7 Interest Income Gathering Oil & Gas Sales ($ 000s) $4.7 MM Q305 Total Revenues: 84% increase over Q205 446% increase over Q304

Oil & Gas Sales Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105 Q205 Q305 O&G Sales 158.8 499.4 277 328.2 751.4 777.1 817.2 778.2 791.5 1871.8 3960.4 Gas 2.7 2.8 2.8 6 Natural Gas Comprises 94.5% of Oil & Gas Sales ($ 000s) $3.96 MM Q305 O&G Sales: 112% increase over Q205 390% increase over Q304

Average Sales Price per Mcf Q103 Q203 Q303 AVG 03 Q104 Q204 Q304 AVG 04 Q105 Q205 Q305 Gas 4.16 4.62 4.3 4.69 5.53 5.96 5.84 5.79 5.19 6.12 8.02 Oil 143.3 133.7 322.1 471.4 Interest 3.2 2.5 3.4 2.8 15.2 33.1 43 233.7 360 354.9 264.7 FY Avg. Current Quarter $8.02 / Mcf

Wyoming Update Full cost method Non-core acreage expiring Q305-Q206 moved to full cost pool $5.3 MM moved to F/C pool Moved to full cost pool: 45,825 gross (26,965 net) Expired Q305: 18,760 gross (12,686 net) Current leasehold (11/3/05): 82,272 gross (38,888 net) Retained core acreage and prospects Oil Fields Gas Fields GSX Acreage Pinedale Anticline Jonah Field La Barge Platform Mickelson Creek WY 6 MILES GASCO GASCO GASCO GASCO GASCO

New 2005 CAPEX of $50 MM Revised upward: 22 gross wells will spud in 2005 Riverbend program 20 wells (13 net) to be drilled and completed in 2005, 18 to Blackhawk Formation 3 Riverbend Project rigs running through Q405 Revised 2005 CAPEX

Riverbend Project
Uinta Basin, Utah



Key Pipelines
GSX Leases
GSX Pipelines
GSX Compression
GSX Blackhawk Test
GSX Operated Wells
Wells & Locations
Green River
Significant Potential Activity
Riverbend Area
Wilkin Ridge Area
Gate Canyon Area
West Desert Area
6 miles
Mapped area approximately 50 miles X 30 miles

Natural Gas Growth

9

6 miles Riverbend Project Riverbend Area Detail Mapped area approximately 50 miles X 30 miles Key Pipelines GSX Leases GSX Pipelines GSX Compression GSX Blackhawk Test GSX Operated Wells Wells & Locations Green River C Natural Buttes (KMG et al) C 6 miles 6 miles Riverbend Project Uinta Basin, Utah

Blackhawk Spring Canyon Marine Trend Based on 40-acre spacing 425 Gross Spring Canyon Locations (280 Net) 100% Operated Locations Estimated EUR: 1.5 - 2.5 Bcf BH, LMV, $3.25 MM D&C ..5 - 1 Bcf W, UMV; $.5 MM recompletion EUR Source: Gasco Estimate GSX Producing Gas Wells Spring Canyon Locations Spring Canyon Potential Fairway Spring Canyon Current Fairway Gasco Leases 6 miles Riverbend Project Uinta Basin, Utah Blackhawk Formation Spring Canyon Marine Trend 1 Mile 257 Gross (165 net) 168 Gross (115 net)

Riverbend Project Evolution Wasatch/Mesaverde ? Blackhawk ? W/MV/Blackhawk Blackhawk/Marine Predictable, defined trends Laterally extensive and contiguous sand bodies Over-pressure Multiple trends and stacked pay Significant reserve addition Two trends identified to date Wasatch/Mesaverde/Blackhawk/Fluvial Statistical Everywhere present Discontinuous stacked sandstones Normal to over-pressure Multiple completion zones

Blackhawk in Geologic Time Marine Turbidite Deposition Marine Bar Sand Deposition Marine Shoreface Deposition Coastal Plain Fluvial Deposition WEST EAST

DARK CANYON UPPER MESAVERDE LOWER MESAVERDE CASTLEGATE BLACKHAWK Cross Section

MARINE INTERVAL Blackhawk Logs FLUVIAL INTERVAL

LOWER MESAVERDE Mesaverde Logs DARK CANYON / UPPER MESAVERDE

D_DATE GAS OIL WATER 1 503 0.1 211.85 2 564 0.1 201.81 3 156 0.1 93.28 4 24 0.1 24.83 5 29 0.1 123.58 6 24 0.1 35.07 7 28 0.1 41.75 8 0.1 0.1 18.01 9 35 0.1 0.1 10 0.1 0.1 0.1 11 0.1 0.1 0.1 12 2354 0.1 90.18 13 2979 45.09 110.22 14 2843 15.03 218.29 15 2737 0.1 164.61 16 2652 0.1 282.03 17 2581 3.34 225.03 18 2517 0.1 183.36 19 2464 0.1 164.81 20 2414 1.67 186.8 21 2376 38.41 155.07 22 2340 1.67 181.47 23 2303 0.1 214.79 24 2268 0.1 161.71 25 2231 4.57 153.4 26 2199 4.57 148.63 27 2168 4.57 151.21 28 2140 4.57 146.96 29 2110 4.57 126.36 30 2078 4.57 163.66 31 2052 4.57 143.1 32 1769 4.57 118.33 33 2027 4.57 131.93 34 1729 4.57 128.31 35 2005 4.57 134.99 36 1964 4.57 13.36 37 1943 4.57 128.31 38 1916 4.57 165.07 39 1911 4.57 59.88 40 1894 4.57 98.53 41 1879 4.57 0.1 42 1851 4.57 163.16 43 1851 4.57 119.98 44 1509 4.57 108.29 45 1890 4.57 113.3 46 1848 4.57 111.89 47 1835 4.57 43.42 48 1806 4.57 159.56 49 1793 4.57 114.97 50 1771 4.57 98.53 51 1752 4.57 79.88 52 1733 4.57 120.24 53 1721 4.57 123.32 54 1705 4.57 83.5 55 1689 4.57 83.26 56 1669 3.07 87.04 57 1648 3.07 87.04 58 1641 3.07 87.04 59 1618 3.07 87.04 60 1611 3.07 87.04 61 1599 3.07 87.04 62 1584 3.07 87.04 63 1573 3.07 87.04 64 1559 3.07 87.04 65 1753 3.07 87.04 66 1804 3.07 87.04 67 1772 3.07 87.04 68 1741 3.07 87.04 69 1714 3.07 87.04 70 1452 3.07 87.04 71 0.1 3.07 87.04 72 0.1 3.07 87.04 73 1679 3.07 87.04 74 2003 3.07 87.04 75 1500 3.07 87.04 76 1707 3.07 87.04 77 1706 3.07 87.04 78 1562 3.07 87.04 79 347 3.07 87.04 80 1572 3.07 87.04 81 1584 3.07 87.04 82 1554 3.07 87.04 83 1543 3.07 87.04 84 1526 3.07 87.04 85 1518 3.07 87.04 86 1496 3.07 87.04 87 1475 4.02 91.85 88 1458 4.02 43.42 89 1444 4.02 83 90 1429 4.02 90.18 91 1427 4.02 78.49 92 1415 4.02 73.24 93 1404 4.02 61.53 94 1394 4.02 98.27 95 1385 4.02 63.46 96 1375 4.02 78.21 97 1360 4.02 84.93 98 1342 4.02 68.23 99 1335 4.02 43.42 BH / LMv Actual Daily Production Gas Oil Water MCF / BBL BW DAYS ON PRODUCTION